UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 697-8655

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2023, Interactive Strength Inc. (the “Company”) received written notification (the “Notice”) from the Nasdaq Stock Market (“Nasdaq”) that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Form 10-Q”) does not satisfy the continued listing requirement under Nasdaq Listing Rule 5450(b)(1)(A) for the Nasdaq Global Market, which requires that a listed company’s stockholders’ equity be at least $10.0 million (the “Stockholders’ Equity Requirement”). As reported in the Form 10-Q, the Company’s stockholders’ equity as of June 30, 2023 was approximately $5.0 million.

In accordance with Nasdaq Listing Rules, the Company has 45 calendar days from the date of the Notice, or until October 6, 2023, to submit a plan to regain compliance with the Stockholders’ Equity Requirement. If the Company’s compliance plan is accepted by Nasdaq, then Nasdaq may, in its discretion, grant the Company up to 180 calendar days from the date of the Notice, or until February 18, 2024, to evidence compliance. The Company's common stock will continue to be listed on the Nasdaq Global Market under the symbol "TRNR" during these periods while the Company works to regain compliance.

The Company is currently evaluating various alternative courses of action, including submitting to Nasdaq a plan to regain compliance with the Nasdaq Global Market listing requirements before October 6, 2023 or potentially applying to transfer the listing of the Company's common stock to The Nasdaq Capital Market. However, there can be no assurance that the Company will be able to satisfy the Nasdaq Global Market’s continued listing requirements, regain compliance with the minimum stockholders’ equity requirement or maintain compliance with the other listing requirements.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. These forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain or maintain compliance with the minimum stockholders’ equity requirement or any other continued listing requirements, the Company’s ability to appeal any Staff Delisting Determination letter or receive a grace period in which to evidence compliance, that the Company's common stock will continue to be listed on Nasdaq during the 45 day period or any potential extension or grace period thereafter, and the Company's intent to evaluate various courses of action to regain compliance, including potentially applying to transfer the listing of the Company's common stock to The Nasdaq Capital Market. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: the Company's ability to regain or maintain compliance with the stockholders' equity requirement or other listing compliance standards of Nasdaq during any compliance period or otherwise in the future; that Nasdaq will grant the Company any relief, including any extension or grace period, from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief; including any grace periods in which to seek to regain compliance on The Nasdaq Global Market or to transfer its listing to The Nasdaq Capital Market; the Company's ability to transfer the listing of its common stock to The Nasdaq Capital Market and to maintain compliance with the listing requirements of The Nasdaq Capital Market; risks related to the substantial costs and diversion of personnel’s attention and resources due to these matters; that the Company has incurred and expects to continue to incur significant losses; our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing, which may not be available, to fund our operations; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to continue as a “going concern”; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations, as well as the risks and uncertainties discussed in our most recently filed periodic reports on Form 10-Q and subsequent filings and as detailed from time to time in our other SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this report. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this report speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	August 28, 2023	By:	/s/ Michael J. Madigan
Michael J. Madigan Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)